The Putnam
Fund for
Growth and
Income

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-00

[SCALE LOGO OMITTED]


FROM THE CHAIRMAN

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[COPYRIGHT] Karsh, Ottawa

Dear Shareholder:

The markets continued to provide their share of challenges and opportunities as your fund closed its books on the first half of fiscal year 2000. In the following report, the fund's managers discuss performance for the period and prospects for the months ahead.

This is the last letter to you and the other shareholders of The Putnam Fund for Growth and Income that I will be signing. After more than 30 years as Chairman of the Trustees and President of the Putnam Funds, the time has come for me to step aside. As of July 1, 2000, John Hill will become Chairman. John is currently an independent Trustee and has served on the board for the past 14 years. In addition, my son, George Putnam, III, will take on the role of President. I am confident that the leadership of the funds will be in exceptionally strong hands.

I will become Chairman Emeritus, remain a Putnam shareholder, and stay in close touch with the funds. It has been my privilege to serve you.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
June 21, 2000


REPORT FROM THE FUND MANAGERS

David L. King
Hugh H. Mullin
Sheldon N. Simon

The Putnam Fund for Growth and Income struggled to defy the odds stacked against value investing during the first six months of its fiscal year 2000. Blazing performance by a narrow band of growth companies preempted investors' attention and resulted in continuing redistribution of investment dollars away from traditional companies to the stocks of what are referred to today as "new economy" companies. However, the formerly intractable bull market in growth stocks experienced a heart-stopping correction in early March and volatility continued through the end of the semiannual period. Investors watched their growth stocks stumble, while value stocks rebounded vigorously. As your fund passed its fiscal midpoint on April 30, 2000, there were encouraging signs of a change in investor sentiment and a broadening of the market. However, gains late in the period were not sufficient to correct for poor performance during the prior four months.

Total return for 6 months ended 4/30/00

       Class A          Class B           Class C           Class M
    NAV      POP      NAV     CDSC      NAV     CDSC      NAV      POP
----------------------------------------------------------------------
  -4.65%  -10.15%   -5.02%   -9.37%   -5.04%   -5.90%   -4.89%   -8.22%
----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* FUND TAKES ADVANTAGE OF TOP NAMES DURING WEAKNESS

The Federal Reserve Board, concerned about signs of an increase in inflation, raised short-term interest rates three times during the semiannual period. The yield curve inverted, a phenomenon that historically has signaled a slowing economy and possible recession. As traditional old economy companies bore the weight of the rate increases, the divergence between growth and value styles widened to an unprecedented degree. As a result, we have had a veritable field day, gathering up the stocks of top-name companies that reached attractive valuations after being discarded by short-sighted momentum investors. We believe the quality of your fund's portfolio has been significantly enhanced through shrewd and opportunistic stock selection.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking              11.3%

Pharmaceuticals       9.3%

Oil and gas           8.5%

Regional Bells        7.1%

Computers             6.5%

Footnote reads:
*Based on net assets as of 4/30/00. Holdings will vary over time.


* QUALITY IS KEY

Superior companies trading at steeply discounted prices became a key theme that characterized the investment environment during the period. There are more than a few stories to illustrate this point; one of our favorites is Disney. Shares of the Walt Disney Company, priced well beyond the reach of value investors for more than a decade, were snapped up by your fund as they entered into value territory. This world-class entertainment company, perhaps best known for its theme parks and animated motion pictures, is also involved in resorts, consumer products, the Internet, and direct marketing. It operates the ABC television network and the ABC radio networks and produces television programming, musical recordings, and live stage plays. We believe the company's profitability will grow substantially and the success of its Media Networks business is leading the way.

* FUND INCREASES EXPOSURE TO PHARMACEUTICALS

Not since the mid 1990s have pharmaceutical companies represented such a large portion of the fund. Typically these companies are too pricey to be considered for inclusion in value portfolios. Share prices fell into the value range for a number of reasons, not the least of which was concern over possible governmental regulations of Medicare and Medicaid that might affect pricing of drugs. We established positions in Schering-Plough and Eli Lilly during the period. Both companies are involved in the business of discovering, developing, manufacturing, and selling drugs worldwide. Schering-Plough is enjoying strong market growth of its allergy medication, Claritin, while Eli Lilly has won approval in 35 countries to market Evista, a drug designed to prevent osteoporosis in postmenopausal women. Although pharmaceutical stocks have been out of favor, they continue to have strong fundamentals and have already begun to rebound. We believe their value will appreciate over the long term.

* BARGAINS ABOUND IN FINANCIAL SECTOR

Many financial companies have continued to grow earnings and dividends despite the pressure of rising interest rates. Their ability to weather such adverse conditions makes us quite confident that financials are well positioned for strong performance in the future. Bank of New York and Mellon Financial Corp. exemplify the type of high-quality, well-run, rapidly growing companies we target. We added to the fund's positions in these stocks as their valuations reached attractive levels.


"Perhaps as early as the end of the fund's fiscal year there should be a slowdown evident. If that should be the case, the portfolio is well positioned to deliver relatively better performance than the overall market."

-- Sheldon N. Simon, manager,
The Putnam Fund for Growth and Income


Your fund has long held shares of Fannie Mae and added a position in Freddie Mac, the other major government-sponsored mortgage reseller, during the period. These shareholder-owned companies were created by Congress to ensure that a continuous flow of funds is available to mortgage lenders, thereby facilitating home ownership for low- to middle-income Americans. Fannie Mae and Freddie Mac buy mortgages from lenders, repackage them, and sell them as fixed-income securities. Freddie Mac has financed one out of every six homes in the United States; Fannie Mae can claim one of the best multiyear earnings growth records of any U.S. company: roughly 13% per year for more than 20 years. We believe these companies will continue their tradition of strong earnings growth to the benefit of the funds' shareholders.

* RISING OIL PRICES CREATED OPPORTUNITIES

Your fund has a reasonably large exposure to the energy sector, which has benefited from much higher prices for oil and natural gas. Extra benefits were reaped when we were able to buy stocks of leading companies weakened by the impact of higher oil prices. Procter & Gamble, a premier manufacturer of home products, including cleansers, laundry-care and health-care goods, and cosmetics, uses petroleum in several of its products. Share prices suffered a devastating blow after P&G announced it had missed an earnings target. Higher oil prices were responsible for the shortfall. Valuations for the entire consumer staples sector seemed to fall in sympathy with P&G.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

ExxonMobil
Oil and gas

IBM Corp.
Computers

Citigroup, Inc.
Financial

SBC Communications, Inc.
Regional Bells

Merck & Co, Inc.
Pharmaceuticals

AT&T Corp.
Telecommunications

Hewlett-Packard Co.
Computers

Royal Dutch Petroleum
Oil and gas

Pharmacia Corp.
Pharmaceuticals

Bank of America Corp.
Banking

Footnote reads:
These holdings represent 22.9% of the fund's net assets as of 4/30/00. Portfolio holdings will vary over time.


Although your fund did not own Procter & Gamble at the time, we did buy shares when the price fell, along with shares of other strong brands, including Avon Products and Clorox. In our opinion, the company will soon resume its long-term record of strong earnings growth. While these stocks, as well as others mentioned in this report, were viewed favorably at the end of the period, all are subject to review in accordance with your fund's investment strategy, and may change in the future.

* FUND STRATEGY FOCUSES ON LONG-TERM PERFORMANCE

We have positioned the fund to perform well in an environment characterized by slower economic growth and no large increase in inflation. We believe recent inflation is primarily a short-term phenomenon that reflects the strength of the economy and increased energy prices. Inflation remains at a historically low level and appears to be under control, thanks to continuing productivity gains and Fed intervention. We believe the Fed is nearing the end of its tightening process and that an economic slowdown will be achieved in the coming months, perhaps by the end of your fund's fiscal year. A slowing economy will be a positive thing for interest rates, and financial stocks, in particular, should fare better.

You have our assurances that we will continue to take advantage of rare buying opportunities while managing the fund with an eye on positive, long-term performance. Whether the market continues to exhibit extreme volatility or begins to assume a more balanced profile, your fund plays an important role in a diversified investment program and is uniquely positioned to provide favorable returns with less volatility over a market cycle.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/00, there is no guarantee the fund will continue to hold these securities in the future.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. The Putnam Fund for Growth and Income is designed for investors seeking capital growth and current income.

TOTAL RETURN FOR PERIODS ENDED 4/30/00

                     Class A         Class B         Class C        Class M
(inception dates)   (11/6/57)       (4/27/92)       (7/26/99)       (5/1/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
6 months         -4.65% -10.15%  -5.02%  -9.37%  -5.04%  -5.90%  -4.89%  -8.22%
------------------------------------------------------------------------------
1 year           -9.11  -14.33   -9.83  -13.93   -9.75  -10.57   -9.59  -12.77
------------------------------------------------------------------------------
5 years         110.12   98.02  102.31  100.31  102.52  102.52  104.83   97.62
Annual average   16.01   14.64   15.13   14.91   15.16   15.16   15.42   14.59
------------------------------------------------------------------------------
10 years        279.02  257.25  251.01  251.01  251.76  251.76  260.09  247.40
Annual average   14.25   13.58   13.38   13.38   13.40   13.40   13.67   13.26
------------------------------------------------------------------------------
Life of fund
Annual average   13.46   13.31   12.39   12.39   12.61   12.61   12.67   12.58
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/00

               S&P 500 [REGISTRATION MARK]      Consumer
                         Index                price index
---------------------------------------------------------
6 months                  7.19%                  1.84%
---------------------------------------------------------
1 year                   10.13                   3.01
---------------------------------------------------------
5 years                 208.37                  12.71
Annual average           25.25                   2.42
---------------------------------------------------------
10 years                458.94                  32.82
Annual average           18.78                   2.88
---------------------------------------------------------
Life of fund
Annual average           12.56                   4.33
---------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 4/30/00

                        Class A      Class B      Class C      Class M
-------------------------------------------------------------------------
Distributions (number)     2            2            2            2
-------------------------------------------------------------------------
Income                  $0.180       $0.103       $0.137       $0.130
-------------------------------------------------------------------------
Capital gains
  Long-term              1.318        1.318        1.318        1.318
-------------------------------------------------------------------------
  Short-term             0.319        0.319        0.319        0.319
-------------------------------------------------------------------------
  Total                 $1.817       $1.740       $1.774       $1.767
-------------------------------------------------------------------------
Share value:       NAV     POP          NAV          NAV     NAV     POP
-------------------------------------------------------------------------
10/31/99         $21.10  $22.39      $20.82       $21.08   $20.97  $21.73
-------------------------------------------------------------------------
4/30/00           18.35   19.47       18.09        18.30    18.23   18.89
-------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------
Current dividend
rate1              1.96%   1.85%       1.17%        1.51%    1.45%   1.40%
-------------------------------------------------------------------------
Current 30-day
SEC yield2         1.39    1.31        0.64         0.64     0.89    0.86
-------------------------------------------------------------------------

1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2Based on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 3/31/00 (most recent calendar quarter)

                     Class A         Class B         Class C        Class M
(inception dates)   (11/6/57)       (4/27/92)       (7/26/99)       (5/1/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
6 months          0.33%  -5.44%   0.02%  -4.56%  -0.06%  -0.98%   0.11%  -3.38%
------------------------------------------------------------------------------
1 year           -2.97   -8.57   -3.64   -8.02   -3.60   -4.47   -3.43   -6.80
------------------------------------------------------------------------------
5 years         115.84  103.49  108.09  106.09  108.06  108.06  110.38  103.04
Annual average   16.63   15.27   15.78   15.56   15.78   15.78   16.04   15.22
------------------------------------------------------------------------------
10 years        268.28  247.11  241.31  241.31  241.99  241.99  249.82  237.57
Annual average   13.92   13.25   13.06   13.06   13.08   13.08   13.34   12.94
------------------------------------------------------------------------------
Life of fund
Annual average   13.49   13.33   12.41   12.41   12.64   12.64   12.70   12.60
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Standard & Poor's 500 Composite Stock Price Index is an index of common stocks frequently used as a general measure of stock market performance. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


WELCOME TO WWW.PUTNAMINV.COM

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* your current account value, portfolio value and transaction history

* the latest on new funds and other Putnam news

You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

New features will be added to the site regularly. So be sure to bookmark us at http://www.putnaminv.com


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
April 30, 2000 (Unaudited)


COMMON STOCKS (97.8%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace/Defense (2.1%)
-------------------------------------------------------------------------------------------------------------------
          7,589,900 Boeing Co.                                                                     $    301,224,156
            115,800 General Dynamics Corp.                                                                6,774,300
          6,531,500 Lockheed Martin Corp.                                                               162,471,063
            385,300 Raytheon Co. Class A                                                                  8,837,819
          3,127,300 United Technologies Corp.                                                           194,478,969
                                                                                                   ----------------
                                                                                                        673,786,307

Airlines (0.1%)
-------------------------------------------------------------------------------------------------------------------
            162,600 AMR Corp. (NON)                                                                       5,538,563
            470,319 Delta Air Lines, Inc.                                                                24,809,327
                                                                                                   ----------------
                                                                                                         30,347,890

Automotive (2.1%)
-------------------------------------------------------------------------------------------------------------------
          5,670,700 Ford Motor Co.                                                                      310,116,406
          3,649,000 General Motors Corp.                                                                341,637,625
            102,200 TRW, Inc.                                                                             5,978,700
                                                                                                   ----------------
                                                                                                        657,732,731

Banking (11.3%)
-------------------------------------------------------------------------------------------------------------------
          1,040,000 AmSouth Bancorporation                                                               15,145,000
         10,542,389 Bank of America Corp.                                                               516,577,061
          4,477,800 Bank of New York Company, Inc.                                                      183,869,663
          7,079,643 Bank One Corp.                                                                      215,929,112
            795,300 BB&T Corp.                                                                           21,174,863
          3,181,000 Charter One Financial, Inc.                                                          64,614,063
          2,815,800 Chase Manhattan Corp.                                                               202,913,588
          3,493,600 Comerica, Inc.                                                                      148,041,300
          2,717,300 Freddie Mac                                                                         124,825,969
            328,400 Fifth Third Bancorp                                                                  20,730,250
            512,000 First Tennessee National Corp.                                                        9,728,000
          6,822,500 First Union Corp.                                                                   217,467,188
          9,348,500 Firstar Corp.                                                                       232,543,938
          8,326,797 FleetBoston Financial Corp.                                                         295,080,869
          1,690,000 Huntington Bancshares, Inc.                                                          30,842,500
            598,600 KeyCorp                                                                              11,074,100
          4,358,600 Mellon Financial Corp.                                                              140,020,025
            462,896 Morgan (J.P.) & Co., Inc.                                                            59,424,274
          4,644,900 National City Corp.                                                                  78,963,300
          4,286,600 PNC Bank Corp.                                                                      187,002,925
            122,600 State Street Corp.                                                                   11,876,875
            985,000 Summit Bancorp                                                                       24,994,375
            683,000 SunTrust Banks, Inc.                                                                 34,662,250
          2,385,000 Synovus Financial Corp.                                                              44,271,563
          6,697,600 U.S. Bancorp                                                                        136,045,000
          6,170,000 Washington Mutual, Inc.                                                             157,720,625
          9,642,150 Wells Fargo Co.                                                                     395,930,784
            135,400 Zions Bancorp                                                                         5,619,100
                                                                                                   ----------------
                                                                                                      3,587,088,560

Beverage (1.6%)
-------------------------------------------------------------------------------------------------------------------
          3,383,465 Anheuser-Busch Cos., Inc.                                                           238,745,749
            729,800 Coca-Cola Enterprises, Inc.                                                          15,553,863
          7,386,000 PepsiCo, Inc.                                                                       270,973,875
                                                                                                   ----------------
                                                                                                        525,273,487

Building Materials (--%)
-------------------------------------------------------------------------------------------------------------------
            300,600 Masco Corp.                                                                           6,744,713

Cable Television (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,705,000 Comcast Corp. Class A (NON)                                                          68,306,563
            907,300 MediaOne Group Inc. (NON)                                                            68,614,563
            275,100 USA Networks, Inc. (NON)                                                              6,327,300
                                                                                                   ----------------
                                                                                                        143,248,426

Chemicals (3.6%)
-------------------------------------------------------------------------------------------------------------------
          1,217,900 Air Products & Chemicals, Inc.                                                       37,831,019
          1,600,000 Avery Dennison Corp.                                                                105,000,000
             93,380 CK Witco Corp.                                                                        1,097,215
          2,278,200 Dow Chemical Co.                                                                    257,436,600
          5,658,297 du Pont (E.I.) de Nemours & Co., Ltd.                                               268,415,464
          1,750,000 Eastman Chemical Co.                                                                 91,546,875
          2,866,955 Minnesota Mining & Manufacturing Co.                                                247,991,608
          1,921,371 PPG Industries, Inc.                                                                104,474,548
            137,400 Praxair, Inc.                                                                         6,105,713
          1,156,600 Rohm & Haas Co.                                                                      41,203,875
                                                                                                   ----------------
                                                                                                      1,161,102,917

Commercial and Consumer Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,046,300 Cendant Corp. (NON)                                                                  16,152,256
            138,900 Cintas Corp.                                                                          5,503,913
            229,800 H&R Block, Inc.                                                                       9,608,513
          6,271,600 Service Corp. International                                                          32,141,950
                                                                                                   ----------------
                                                                                                         63,406,632

Communications Equipment (--%)
-------------------------------------------------------------------------------------------------------------------
            121,400 Scientific-Atlanta, Inc.                                                              7,898,588

Computers (6.5%)
-------------------------------------------------------------------------------------------------------------------
            584,800 3Com Corp. (NON)                                                                     23,063,050
            418,300 Apple Computer, Inc. (NON)                                                           51,895,344
          8,422,600 Compaq Computer Corp.                                                               246,361,050
            493,900 Gateway, Inc. (NON)                                                                  27,287,975
          4,629,700 Hewlett-Packard Co.                                                                 625,009,500
          8,039,644 IBM Corp.                                                                           897,425,262
            555,000 Lexmark International Group, Inc. Class A (NON)                                      65,490,000
          1,285,986 NCR Corp. (NON)                                                                      49,671,209
          1,652,800 Seagate Technology, Inc. (NON)                                                       83,982,900
                                                                                                   ----------------
                                                                                                      2,070,186,290

Conglomerates (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,923,100 Honeywell International Inc.                                                        107,693,600
          3,998,200 Tyco International Ltd.                                                             183,667,313
                                                                                                   ----------------
                                                                                                        291,360,913

Consumer Finance (0.3%)
-------------------------------------------------------------------------------------------------------------------
            351,400 Capital One Financial Corp.                                                          15,373,750
          2,124,000 MBNA Corp.                                                                           56,418,750
            277,800 Providian Financial Corp.                                                            24,463,763
                                                                                                   ----------------
                                                                                                         96,256,263

Consumer Goods (2.0%)
-------------------------------------------------------------------------------------------------------------------
          2,420,900 Avon Products, Inc.                                                                 100,467,350
          1,479,500 Clorox Co.                                                                           54,371,625
            629,800 Colgate-Palmolive Co.                                                                35,977,325
            971,300 Gillette Co.                                                                         35,938,100
          4,866,410 Kimberly-Clark Corp.                                                                282,555,931
          1,968,000 Procter & Gamble Co.                                                                117,342,000
            496,800 Unilever NV (Netherlands)                                                            22,635,450
                                                                                                   ----------------
                                                                                                        649,287,781

Distribution (0.3%)
-------------------------------------------------------------------------------------------------------------------
          2,207,300 SYSCO Corp.                                                                          83,049,663

Electric Utilities (4.1%)
-------------------------------------------------------------------------------------------------------------------
          2,800,000 Carolina Power & Light Co.                                                          102,375,000
          3,585,000 Consolidated Edison, Inc.                                                           126,147,188
          2,176,833 Dominion Resources, Inc.                                                             97,957,485
          4,058,620 Duke Energy Corp.                                                                   233,370,650
          3,319,500 Edison International                                                                 63,277,969
          8,400,000 Entergy Corp.                                                                       213,675,000
          3,554,800 PG&E Corp.                                                                           92,202,625
          2,675,000 Public Service Enterprise Group, Inc.                                                95,965,625
          3,303,600 Reliant Energy, Inc.                                                                 87,958,350
          5,273,300 Texas Utilities Co.                                                                 177,644,294
                                                                                                   ----------------
                                                                                                      1,290,574,186

Electrical Equipment (1.2%)
-------------------------------------------------------------------------------------------------------------------
          5,034,141 Emerson Electric Co.                                                                276,248,487
          2,476,000 Rockwell International Corp.                                                         97,492,500
                                                                                                   ----------------
                                                                                                        373,740,987

Electronics (1.7%)
-------------------------------------------------------------------------------------------------------------------
            194,700 Advanced Micro Devices, Inc. (NON)                                                   17,084,925
            357,600 American Power Conversion Corp. (NON)                                                12,627,750
            366,100 Atmel Corp. (NON)                                                                    17,916,019
            416,600 LSI Logic Corp. (NON)                                                                26,037,500
            398,000 Micron Technology, Inc.                                                              55,421,500
          3,088,300 Motorola, Inc.                                                                      367,700,719
            189,400 National Semiconductor Corp. (NON)                                                   11,506,050
            268,600 SCI Systems, Inc. (NON)                                                              14,302,950
                                                                                                   ----------------
                                                                                                        522,597,413

Energy (1.4%)
-------------------------------------------------------------------------------------------------------------------
            265,700 Baker Hughes, Inc.                                                                    8,452,581
          3,403,700 Halliburton Co.                                                                     150,400,994
          3,333,200 Schlumberger Ltd.                                                                   255,198,125
            588,925 Transocean Sedco Forex Inc.                                                          27,679,475
                                                                                                   ----------------
                                                                                                        441,731,175

Entertainment (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,931,258 Viacom, Inc. Class B (NON)                                                          105,012,154

Financial (4.9%)
-------------------------------------------------------------------------------------------------------------------
            646,700 American Express Co.                                                                 97,045,419
          1,250,000 Associates First Capital Corp.                                                       27,734,375
         14,616,600 Citigroup, Inc.                                                                     868,774,163
            453,200 CIT Group, Inc. (The)                                                                 7,676,075
          6,385,110 Fannie Mae                                                                          385,101,947
          3,831,200 Household International, Inc.                                                       159,952,600
            150,400 MGIC Investment Corp.                                                                 7,191,000
            157,900 SLM Holding Corp.                                                                     4,944,244
                                                                                                   ----------------
                                                                                                      1,558,419,823

Food (1.8%)
-------------------------------------------------------------------------------------------------------------------
            798,900 Archer Daniels Midland Co.                                                            7,939,069
            124,800 Bestfoods                                                                             6,271,200
            194,400 Campbell Soup Co.                                                                     5,054,400
          2,645,000 ConAgra, Inc.                                                                        49,924,375
            799,500 General Mills, Inc.                                                                  29,081,813
          3,502,300 Heinz (H.J.) Co.                                                                    119,078,200
          4,140,000 Kellogg Co.                                                                         101,171,250
          1,718,600 Quaker Oats Co. (The)                                                               112,031,238
            869,800 Ralston-Ralston Purina Group                                                         15,384,588
          9,212,802 Sara Lee Corp.                                                                      138,192,030
                                                                                                   ----------------
                                                                                                        584,128,163

Health Care Services (2.3%)
-------------------------------------------------------------------------------------------------------------------
            370,100 Aetna Inc.                                                                           21,419,538
          3,615,727 Baxter International, Inc.                                                          235,474,221
            318,900 Cardinal Health, Inc.                                                                17,559,431
          3,446,322 CIGNA Corp.                                                                         274,844,180
          1,654,124 Columbia/HCA Healthcare Corp.                                                        47,039,151
          4,922,900 Tenet Healthcare Corp. (NON)                                                        125,533,950
             95,800 UnitedHealth Group, Inc.                                                              6,388,633
                                                                                                   ----------------
                                                                                                        728,259,104

Household Furniture and Appliances (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,615,500 Newell Rubbermaid Inc.                                                               40,690,406

Insurance (3.3%)
-------------------------------------------------------------------------------------------------------------------
            774,000 AFLAC Inc.                                                                           37,780,875
          6,020,200 Allstate Corp.                                                                      142,227,225
          4,326,574 American General Corp.                                                              242,288,144
          3,040,188 AON Corp.                                                                            82,275,088
            150,900 AXA Financial, Inc.                                                                   4,923,113
          2,169,600 Chubb Corp. (The)                                                                   138,040,800
             98,600 Cincinnati Financial Corp.                                                            3,974,813
          3,229,600 Hartford Financial Services Group                                                   168,544,750
            106,900 Jefferson-Pilot Corp.                                                                 7,115,531
          4,865,000 Lincoln National Corp.                                                              169,362,813
            257,800 Loews Corp.                                                                          14,211,225
             80,300 Progressive Corp. (The)                                                               5,254,631
             76,200 St. Paul Cos., Inc.                                                                   2,714,625
            717,000 Torchmark Corp.                                                                      17,969,813
                                                                                                   ----------------
                                                                                                      1,036,683,446

Investment Banking/Brokerage (1.9%)
-------------------------------------------------------------------------------------------------------------------
            149,200 Franklin Resources, Inc.                                                              4,811,700
            492,100 Goldman Sachs Group, Inc. (The)                                                      45,888,325
          1,001,300 Lehman Brothers Holding, Inc.                                                        82,169,181
          2,527,300 Merrill Lynch & Co., Inc.                                                           257,626,644
          1,747,900 Morgan Stanley, Dean Witter, Discover and Co.                                       134,151,325
          1,943,800 Paine Webber Group Inc.                                                              85,284,225
            161,100 T. Rowe Price Associates, Inc.                                                        6,141,938
                                                                                                   ----------------
                                                                                                        616,073,338

Lodging/Tourism (0.2%)
-------------------------------------------------------------------------------------------------------------------
            982,400 Carnival Corp. Class A                                                               24,437,200
            477,900 Royal Caribbean Cruises Ltd.                                                          9,946,294
            809,600 Starwood Hotels & Resorts Worldwide, Inc.                                            23,023,000
                                                                                                   ----------------
                                                                                                         57,406,494

Machinery (0.2%)
-------------------------------------------------------------------------------------------------------------------
            896,309 Caterpillar, Inc.                                                                    35,348,186
            331,100 Dover Corp.                                                                          16,824,019
            128,600 Ingersoll-Rand Co.                                                                    6,036,163
                                                                                                   ----------------
                                                                                                         58,208,368

Manufacturing (0.6%)
-------------------------------------------------------------------------------------------------------------------
          3,417,800 Cooper Industries, Inc.                                                             117,273,263
            112,800 Danaher Corp.                                                                         6,443,700
          1,077,380 Illinois Tool Works, Inc.                                                            69,019,656
                                                                                                   ----------------
                                                                                                        192,736,619

Media (1.9%)
-------------------------------------------------------------------------------------------------------------------
         11,515,100 Disney (Walt) Productions, Inc.                                                     498,747,769
          2,204,000 Seagram Co., Ltd.                                                                   119,016,000
                                                                                                   ----------------
                                                                                                        617,763,769

Medical Technology (0.1%)
-------------------------------------------------------------------------------------------------------------------
            215,700 Becton, Dickson and Co.                                                               5,527,313
            576,900 Boston Scientific Corp. (NON)                                                        15,287,850
            604,145 Edwards Lifesciences Corp.                                                            9,062,175
             95,100 Stryker Corp.                                                                         6,835,313
                                                                                                   ----------------
                                                                                                         36,712,651

Metals (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,314,600 Alcoa Inc.                                                                           85,284,675
          3,200,000 Freeport-McMoRan Copper & Gold Co., Inc. Class A (NON)                               29,600,000
          2,450,000 Freeport-McMoRan Copper & Gold Co., Inc. Class B (NON)                               23,581,250
                                                                                                   ----------------
                                                                                                        138,465,925

Natural Gas Utilities (1.3%)
-------------------------------------------------------------------------------------------------------------------
          2,197,300 El Paso Energy Corp.                                                                 93,385,250
            974,100 Enron Corp.                                                                          67,882,594
          2,305,892 Sempra Energy                                                                        42,803,120
          5,985,360 Williams Cos., Inc.                                                                 223,328,745
                                                                                                   ----------------
                                                                                                        427,399,709

Office Equipment & Supplies (--%)
-------------------------------------------------------------------------------------------------------------------
            127,600 Pitney Bowes, Inc.                                                                    5,215,650

Oil & Gas (8.5%)
-------------------------------------------------------------------------------------------------------------------
            122,000 Apache Corp.                                                                          5,909,375
          5,825,526 BP Amoco PLC ADR (United Kingdom)                                                   297,101,826
          2,245,000 Burlington Resources Inc.                                                            88,256,563
          2,600,100 Chevron, Inc.                                                                       221,333,513
          3,165,600 Conoco, Inc.                                                                         75,380,850
          5,439,568 Conoco, Inc. Class B                                                                135,309,254
         13,387,657 Exxon Mobil Corp.                                                                 1,040,053,603
          1,575,800 Occidental Petroleum Corp.                                                           33,781,213
         10,180,100 Royal Dutch Petroleum Co. PLC ADR (Netherlands)                                     584,083,238
          1,663,900 Texaco, Inc.                                                                         82,363,050
          3,410,000 Tosco Corp.                                                                         109,333,125
            438,700 Unocal Corp.                                                                         14,175,494
            235,100 USX-Marathon Group Inc.                                                               5,480,769
                                                                                                   ----------------
                                                                                                      2,692,561,873

Paper & Forest Products (1.3%)
-------------------------------------------------------------------------------------------------------------------
          2,625,000 International Paper Co.                                                              96,468,750
          3,403,900 Owens-Illinois, Inc. (NON)                                                           45,952,650
          1,100,000 Temple Inland, Inc.                                                                  55,137,500
          3,958,581 Weyerhaeuser Co.                                                                    211,536,672
                                                                                                   ----------------
                                                                                                        409,095,572

Pharmaceuticals (9.3%)
-------------------------------------------------------------------------------------------------------------------
         10,292,000 Abbott Laboratories                                                                 395,598,750
          8,195,724 American Home Products Corp.                                                        460,497,242
          9,624,782 Bristol-Myers Squibb Co.                                                            504,699,506
          1,406,200 Johnson & Johnson                                                                   116,011,500
          1,484,400 Lilly (Eli) & Co.                                                                   114,762,675
         10,497,376 Merck & Co., Inc.                                                                   729,567,632
         10,533,312 Pharmacia Corp.                                                                     526,007,274
          3,055,100 Schering-Plough Corp.                                                               123,158,719
                                                                                                   ----------------
                                                                                                      2,970,303,298

Photography/Imaging (1.0%)
-------------------------------------------------------------------------------------------------------------------
          3,559,404 Eastman Kodak Co.                                                                   199,104,161
          4,691,800 Xerox Corp.                                                                         124,039,463
                                                                                                   ----------------
                                                                                                        323,143,624

Publishing (0.6%)
-------------------------------------------------------------------------------------------------------------------
            150,000 Gannett Co., Inc.                                                                     9,581,250
            177,100 Knight-Ridder, Inc.                                                                   8,688,969
          2,005,000 McGraw-Hill, Inc.                                                                   105,262,500
            355,200 New York Times Co. (The) Class A                                                     14,629,800
          1,105,900 Tribune Co.                                                                          42,991,863
                                                                                                   ----------------
                                                                                                        181,154,382

Railroads (0.8%)
-------------------------------------------------------------------------------------------------------------------
          8,479,800 Burlington Northern Santa Fe Corp.                                                  204,575,175
            465,400 CSX Corp.                                                                             9,744,313
            102,500 Kansas City Southern Industries, Inc.                                                 7,367,188
            985,800 Union Pacific Corp.                                                                  41,526,825
                                                                                                   ----------------
                                                                                                        263,213,501

Real Estate (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,700,000 Equity Residential Properties Trust (R)                                             122,850,000

Regional Bells (7.1%)
-------------------------------------------------------------------------------------------------------------------
          8,411,099 Bell Atlantic Corp.                                                                 498,357,616
          9,862,900 BellSouth Corp.                                                                     480,199,944
          5,897,300 GTE Corp.                                                                           399,542,075
         19,760,347 SBC Communications, Inc.                                                            865,750,203
            317,500 U S West, Inc.                                                                       22,602,031
                                                                                                   ----------------
                                                                                                      2,266,451,869

Restaurants (0.1%)
-------------------------------------------------------------------------------------------------------------------
            203,200 Starbucks Corp. (NON)                                                                 6,143,625
            176,500 Tricon Global Restaurants, Inc. (NON)                                                 6,023,063
                                                                                                   ----------------
                                                                                                         12,166,688

Retail (3.1%)
-------------------------------------------------------------------------------------------------------------------
          3,032,200 Albertsons, Inc.                                                                     98,736,013
            238,800 Circuit City Stores, Inc.                                                            14,044,425
            394,700 Costco Wholesale Corp. (NON)                                                         21,338,469
          1,677,000 CVS Corp.                                                                            72,949,500
            215,500 Dollar General Corp.                                                                  4,929,563
          4,711,200 Federated Department Stores, Inc. (NON)                                             160,180,800
         12,696,293 K mart Corp. (NON)                                                                  103,157,381
          2,435,700 Kroger Co.                                                                           45,212,681
            161,000 Limited, Inc. (The)                                                                   7,275,188
          2,586,500 Lowe's Cos., Inc.                                                                   128,031,750
          1,057,000 May Department Stores Co.                                                            29,067,500
            872,700 Penney (J.C.) Co., Inc.                                                              12,054,169
          2,969,600 Rite Aid Corp.                                                                       14,848,000
            750,000 Safeway, Inc. (NON)                                                                  33,093,750
          1,849,800 Sears, Roebuck & Co.                                                                 67,748,925
          3,020,200 Staples, Inc. (NON)                                                                  57,572,563
          1,473,500 Target Corp.                                                                         98,079,844
          1,415,000 TJX Cos., Inc. (The)                                                                 27,150,313
                                                                                                   ----------------
                                                                                                        995,470,834

Semiconductor (0.1%)
-------------------------------------------------------------------------------------------------------------------
            227,700 Teradyne, Inc. (NON)                                                                 25,047,000

Software (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,417,900 BMC Software, Inc. (NON)                                                             66,375,444
          2,512,800 Computer Associates International, Inc.                                             140,245,650
                                                                                                   ----------------
                                                                                                        206,621,094

Technology Services (1.2%)
-------------------------------------------------------------------------------------------------------------------
             82,200 Computer Sciences Corp. (NON)                                                         6,704,438
            160,700 Convergys Corp. (NON)                                                                 7,070,800
          4,978,400 Electronic Data Systems Corp.                                                       342,265,000
            129,100 Fiserv, Inc. (NON)                                                                    5,930,531
            339,000 Unisys Corp. (NON)                                                                    7,860,563
                                                                                                   ----------------
                                                                                                        369,831,332

Telecommunications (3.2%)
-------------------------------------------------------------------------------------------------------------------
          1,491,600 ALLTEL Corp.                                                                         99,377,850
         13,572,796 AT&T Corp. (SEG)                                                                    633,679,913
            147,000 CenturyTel, Inc.                                                                      3,601,500
          4,430,064 Sprint Corp.                                                                        272,448,936
                                                                                                   ----------------
                                                                                                      1,009,108,199

Textiles (--%)
-------------------------------------------------------------------------------------------------------------------
            157,400 Nike, Inc.                                                                            6,837,063

Tobacco (0.7%)
-------------------------------------------------------------------------------------------------------------------
         10,558,168 Philip Morris Cos., Inc.                                                            230,959,925

Toys (--%)
-------------------------------------------------------------------------------------------------------------------
            741,600 Mattel, Inc.                                                                          9,084,600

Transportation Services (--%)
-------------------------------------------------------------------------------------------------------------------
             95,800 United Parcel Service, Inc. Class B                                                   6,370,700

Trucks & Parts (--%)
-------------------------------------------------------------------------------------------------------------------
            124,200 Johnson Controls, Inc.                                                                7,863,413

Waste Management (0.5%)
-------------------------------------------------------------------------------------------------------------------
         10,054,784 Waste Management, Inc.                                                              159,619,696
                                                                                                   ----------------
                    Total Common Stocks (cost $27,055,331,730)                                     $ 31,146,345,204

CONVERTIBLE PREFERRED STOCKS (0.1%) (a) (cost $62,398,917)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
          1,132,825 K mart Financing I $3.875 cum. cv. pfd.                                        $     44,746,588

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (--%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE

U.S. Government Agency Mortgage Obligations (--%)
-------------------------------------------------------------------------------------------------------------------
                    Government National Mortgage Association Pass-Through
                    Certificates
     $        1,337 11 1/2s, with due dates from March 15, 2010 to
                    January 15, 2013                                                               $          1,478
                957 11s, January 15, 2010                                                                     1,047
            135,608 9s, with due dates from December 15, 2004 to
                    June 15, 2011                                                                           140,818
             46,688 7 1/2s, April 15, 2007                                                                   46,235
            178,294 7 1/4s, with due dates from February 15, 2005 to
                    March 15, 2005                                                                          177,007
                                                                                                   ----------------
                    Total U.S. Government and Agency Obligations
                    (cost $350,099)                                                                $        366,585

SHORT-TERM INVESTMENTS (2.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $   50,000,000 American Express Credit, effective yield of 6.02%,
                    May 5, 2000                                                                    $     49,941,472
         50,000,000 Asset Securitization Corp., effective yield of 6.03%,
                    May 8, 2000                                                                          49,941,375
         50,000,000 Corporate Asset Fdg/cafco, effective yield of 6.20%,
                    June 8, 2000                                                                         49,672,778
         50,000,000 Corporate Asset Fdg/cafco, effective yield of 6.03%,
                    May 22, 2000                                                                         49,824,125
         50,000,000 Daimlerchrysler NA Hldg., effective yield of 6.00%,
                    May 3, 2000                                                                          49,983,333
         50,358,000 Delaware Funding Corp., effective yield of 6.05%,
                    May 17, 2000                                                                         50,222,593
         73,000,000 Federal Home Loan Mortgage, effective yield of 5.90%,
                    May 16, 2000                                                                         72,820,542
         75,000,000 General Electric Capital, effective yield of 6.01%, May 3, 2000                      74,974,958
         50,000,000 Household Finance Corp., effective yield of 6.03%,
                    May 1, 2000                                                                          49,974,875
         50,000,000 Merrill Lynch & Co., Inc., effective yield of 6.03%,
                    May 9, 2000                                                                          49,907,875
         50,000,000 Morgan Stanley Dean Witter & Co., effective yield of 6.05%,
                    May 25, 2000                                                                         49,798,333
        100,000,000 Preferred Receivables Fund, effective yield of 6.04%,
                    May 26, 2000                                                                         99,580,556
         81,058,000 Thunder Bay Funding Inc., effective yield 6.04%,
                    May 10, 2000                                                                         80,935,602
         80,000,000 Interest in $500,000,000 joint repurchase agreement dated April 28, 2000 with Merrill Lynch due May 1, 2000
                      with respect to various U.S. Treasury obligations --
                      maturity value of $80,038,000 effective yield of 5.70%                             80,000,000
                                                                                                   ----------------
                    Total Short-Term Investments (cost $857,578,417)                               $    857,578,417
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $27,975,659,163) (b)                                   $ 32,049,036,794
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $31,862,477,271.

  (b) The aggregate identified cost on a tax basis is $28,105,187,595, resulting in gross unrealized appreciation and depreciation of $5,959,626,050 and $2,015,776,851, respectively, or net unrealized appreciation of $3,943,849,199.

(NON) Non-income-producing security.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for future contracts at April 30, 2000.

  (R) Real Estate Investment Trust.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

-----------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 2000 (Unaudited)

                               Aggregate Face  Expiration       Unrealized
                 Total Value        Value         Date         Appreciation
-----------------------------------------------------------------------------
S&P Index 500
(Long)          $409,530,000    $406,726,888     June-00        $2,803,112
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2000 (Unaudited)

Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $27,975,659,163) (Note 1)                                  $32,049,036,794
-------------------------------------------------------------------------------------------
Dividends and interest receivable                                                40,238,603
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           42,380,991
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                1,027,552,879
-------------------------------------------------------------------------------------------
Total assets                                                                 33,159,209,267

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                 38,171,448
-------------------------------------------------------------------------------------------
Payable for variation margin                                                      2,095,432
-------------------------------------------------------------------------------------------
Payable for securities purchased                                              1,113,089,879
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       90,916,314
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                     32,086,045
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        6,061,245
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       311,431
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,945
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                           13,347,434
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              647,823
-------------------------------------------------------------------------------------------
Total liabilities                                                             1,296,731,996
-------------------------------------------------------------------------------------------
Net assets                                                                  $31,862,477,271

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                             $28,355,756,841
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                       (84,517,026)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investment (Note 1)                           (484,943,287)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                    4,076,180,743
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                  $31,862,477,271

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($19,336,203,144 divided by 1,053,965,018 shares)                                    $18.35
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $18.35)*                              $19.47
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($10,715,213,997 divided by 592,352,839 shares)**                                    $18.09
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($66,704,404 divided by 3,644,987 shares)**                                          $18.30
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($382,170,080 divided by 20,967,073 shares)                                          $18.23
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $18.23)*                              $18.89
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($1,362,185,646 divided by 74,127,138 shares)                                        $18.38
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of more than $50,000 and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended April 30, 2000 (Unaudited)

Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $231,238)                                   $  368,568,474
-------------------------------------------------------------------------------------------
Interest                                                                          5,798,775
-------------------------------------------------------------------------------------------
Total investment income                                                         374,367,249

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 69,524,242
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                   21,620,655
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                   356,972
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     29,943
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                            24,910,734
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                            61,634,334
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               202,846
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             1,563,057
-------------------------------------------------------------------------------------------
Reports to shareholders                                                             417,899
-------------------------------------------------------------------------------------------
Auditing                                                                             28,600
-------------------------------------------------------------------------------------------
Legal                                                                               113,839
-------------------------------------------------------------------------------------------
Postage                                                                           1,774,684
-------------------------------------------------------------------------------------------
Other                                                                             2,459,139
-------------------------------------------------------------------------------------------
Total expenses                                                                  184,636,944
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (3,072,706)
-------------------------------------------------------------------------------------------
Net expenses                                                                    181,564,238
-------------------------------------------------------------------------------------------
Net investment income                                                           192,803,011
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1, 3 and 5) (including realized
loss of $49,488,870 on sales of investments in affiliated issuers)             (365,570,037)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Notes 1 and 3)                          (33,700,669)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the period     (1,798,942,800)
-------------------------------------------------------------------------------------------
Net loss on investments                                                      (2,198,213,506)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                        $(2,005,410,495)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                         April 30       October 31
                                                                            2000*             1999
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                             $   192,803,011  $   397,679,695
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                              (399,270,706)   3,307,455,606
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments          (1,798,942,800)     827,279,618
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                    (2,005,410,495)   4,532,414,919
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                           (189,977,480)    (284,957,442)
--------------------------------------------------------------------------------------------------
   Class B                                                            (68,479,755)     (87,688,880)
--------------------------------------------------------------------------------------------------
   Class C                                                               (276,669)         (41,059)
--------------------------------------------------------------------------------------------------
   Class M                                                             (2,897,354)      (4,011,851)
--------------------------------------------------------------------------------------------------
   Class Y                                                            (16,053,968)     (20,574,618)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                         (1,703,550,813)  (1,557,899,919)
--------------------------------------------------------------------------------------------------
   Class B                                                         (1,131,688,831)  (1,254,930,451)
--------------------------------------------------------------------------------------------------
   Class C                                                             (2,123,896)              --
--------------------------------------------------------------------------------------------------
   Class M                                                            (37,024,157)     (34,678,233)
--------------------------------------------------------------------------------------------------
   Class Y                                                           (129,437,430)     (67,577,249)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Note 4)                                              (1,865,474,099)   2,047,012,102
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                            (7,152,394,947)   3,267,067,319

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                39,014,872,218   35,747,804,899
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income of $84,517,026, and undistributed
net investment income of $365,189, respectively)                  $31,862,477,271  $39,014,872,218
--------------------------------------------------------------------------------------------------

 * Unaudited.

   The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A

---------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                             April 30
operating performance               (Unaudited)                       Year ended October 31
---------------------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996         1995
---------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $21.10       $20.44       $20.87       $18.27       $15.77       $13.65
---------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------
Net investment income                    .13(c)       .28(c)       .26(c)       .39(c)       .43          .46(c)
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.06)        2.32         2.15         3.91         3.19         2.50
---------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.93)        2.60         2.41         4.30         3.62         2.96
---------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------
From net
investment income                       (.18)        (.28)        (.24)        (.45)        (.40)        (.40)
---------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.64)       (1.66)       (2.60)       (1.25)        (.72)        (.44)
---------------------------------------------------------------------------------------------------------------
Total distributions                    (1.82)       (1.94)       (2.84)       (1.70)       (1.12)        (.84)
---------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $18.35       $21.10       $20.44       $20.87       $18.27       $15.77
---------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (4.65)*      13.13        12.15        24.95        23.89        23.00
---------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $19,336,203  $22,033,789  $18,814,738  $16,300,523  $11,403,813   $7,859,496
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .41*         .79          .84          .86          .92          .89
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .69*        1.32         1.27         1.95         2.59         3.20
---------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 28.21*       50.36        78.75        63.88        41.26        58.40
---------------------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) The ratio of expenses to average net assets includes amounts paid through brokerage service and expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.





FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B

---------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             April 30
operating performance               (Unaudited)                       Year ended October 31
---------------------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996         1995
---------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $20.82       $20.19       $20.65       $18.10       $15.63       $13.56
---------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------
Net investment income                    .06(c)       .12(c)       .11(c)       .24(c)       .30          .35(c)
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.05)        2.29         2.12         3.87         3.17         2.46
---------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.99)        2.41         2.23         4.11         3.47         2.81
---------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------
From net
investment income                       (.10)        (.12)        (.09)        (.31)        (.28)        (.30)
---------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.64)       (1.66)       (2.60)       (1.25)        (.72)        (.44)
---------------------------------------------------------------------------------------------------------------
Total distributions                    (1.74)       (1.78)       (2.69)       (1.56)       (1.00)        (.74)
---------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $18.09       $20.82       $20.19       $20.65       $18.10       $15.63
---------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------
Total return at
net asset value  (%)(a)                (5.02)*      12.28        11.28        24.03        23.04        21.91
---------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $10,715,214  $14,777,660  $15,671,371  $13,511,906   $8,692,163   $5,089,359
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .78*        1.54         1.59         1.61         1.68         1.64
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .32*         .57          .52         1.19         1.84         2.42
---------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 28.21*       50.36        78.75        63.88        41.26        58.40
---------------------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) The ratio of expenses to average net assets includes amounts paid through brokerage service and expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C

---------------------------------------------------------------------
                                     Six months
                                        ended       For the period
Per-share                             April 30       July 26, 1999+
operating performance                (Unaudited)     to October 31
---------------------------------------------------------------------
                                        2000            1999
---------------------------------------------------------------------
Net asset value,
beginning of period                   $21.08          $22.07
---------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------
Net investment income  (c)               .05             .02
---------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.05)           (.91)
---------------------------------------------------------------------
Total from
investment operations                  (1.00)           (.89)
---------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------
From net
investment income                       (.14)           (.10)
---------------------------------------------------------------------
From net realized gain
on investments                         (1.64)             --
---------------------------------------------------------------------
Total distributions                    (1.78)           (.10)
---------------------------------------------------------------------
Net asset value,
end of period                         $18.30          $21.08
---------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (5.04)*         (4.03)*
---------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $66,704         $21,555
---------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .78*            .41*
---------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .29*            .12*
---------------------------------------------------------------------
Portfolio turnover (%)                 28.21*          50.36
---------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) The ratio of expenses to average net assets includes amounts paid through brokerage service and expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M

-------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                                       For the period
Per-share                            April 30                                                        May 1, 1995+
operating performance               (Unaudited)                  Year ended October 31              to October 31
-------------------------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996         1995
-------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $20.97       $20.33       $20.77       $18.21       $15.74       $14.24
-------------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------------
Net investment income                    .08(c)       .17(c)       .16(c)       .28(c)       .35          .15(c)
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.05)        2.30         2.14         3.89         3.18         1.53
-------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.97)        2.47         2.30         4.17         3.53         1.68
-------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.13)        (.17)        (.14)        (.36)        (.34)        (.18)
-------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.64)       (1.66)       (2.60)       (1.25)        (.72)          --
-------------------------------------------------------------------------------------------------------------------
Total distributions                    (1.77)       (1.83)       (2.74)       (1.61)       (1.06)        (.18)
-------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $18.23       $20.97       $20.33       $20.77       $18.21       $15.74
-------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (4.89)*      12.55        11.60        24.29        23.31        11.88*
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $382,170     $479,425     $421,616     $348,129     $132,453      $21,100
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .66*        1.29         1.34         1.36         1.44          .66*
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .44*         .82          .77         1.39         2.02         1.12*
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 28.21*       50.36        78.75        63.88        41.26        58.40
-------------------------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) The ratio of expenses to average net assets includes amounts paid through brokerage service and expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS Y

-------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                             April 30
operating performance               (Unaudited)                        Year ended October 31
-------------------------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996         1995
-------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $21.14       $20.47       $20.90       $18.29       $15.78       $13.66
-------------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------------
Net investment income                    .15(c)       .33(c)       .32(c)       .44(c)       .47          .49(c)
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.06)        2.33         2.14         3.92         3.20         2.50
-------------------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.91)        2.66         2.46         4.36         3.67         2.99
-------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.21)        (.33)        (.29)        (.50)        (.44)        (.43)
-------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.64)       (1.66)       (2.60)       (1.25)        (.72)        (.44)
-------------------------------------------------------------------------------------------------------------------
Total distributions                    (1.85)       (1.99)       (2.89)       (1.75)       (1.16)        (.87)
-------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $18.38       $21.14       $20.47       $20.90       $18.29       $15.78
-------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (4.56)*      13.44        12.40        25.27        24.24        23.28
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,362,186   $1,702,442     $840,080     $700,707     $343,935     $193,292
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .28*         .54          .59          .61          .68          .64
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .82*        1.56         1.52         2.20         2.83         3.14
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 28.21*       50.36        78.75        63.88        41.26        58.40
-------------------------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) The ratio of expenses to average net assets includes amounts paid through brokerage service and expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



NOTES TO FINANCIAL STATEMENTS
April 30, 2000 (Unaudited)

Note 1
Significant accounting policies

The Putnam Fund for Growth and Income (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth and current income by investing primarily in a portfolio of common stocks that offer the potential for capital growth, current income or both.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam Funds and other accounts managed by affiliates of Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities are stated at fair market value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns. The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended April 30, 2000, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion and 0.34% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended April 30, 2000, fund expenses were reduced by $3,072,706 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $11,412 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares respectively.

For the six months ended April 30, 2000, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $2,912,008 and $49,257 from the sale of class A and class M shares, respectively and $16,644,676 and $13,416 in contingent deferred sales charges from redemptions of class B and class C shares respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended April 30, 2000, Putnam Mutual Funds Corp., acting as underwriter received $58,849 on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended April 30, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $9,670,382,700 and $14,906,750,902, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At April 30, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Six months ended April 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                147,158,223      $2,713,729,924
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               93,015,933       1,762,357,906
---------------------------------------------------------------------------
                                           240,174,156       4,476,087,830

Shares
repurchased                               (230,394,840)     (4,190,027,900)
---------------------------------------------------------------------------
Net increase                                 9,779,316      $  286,059,930
---------------------------------------------------------------------------

                                               Year ended October 31, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                274,241,775      $5,835,048,352
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               83,808,178       1,715,528,501
---------------------------------------------------------------------------
                                           358,049,953       7,550,576,853

Shares
repurchased                               (234,208,186)     (4,963,563,711)
---------------------------------------------------------------------------
Net increase                               123,841,767      $2,587,013,142
---------------------------------------------------------------------------

                                           Six months ended April 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 46,908,270        $857,098,676
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               59,309,905       1,112,126,633
---------------------------------------------------------------------------
                                           106,218,175       1,969,225,309

Shares
repurchased                               (223,640,189)     (4,025,592,556)
---------------------------------------------------------------------------
Net decrease                              (117,422,014)    $(2,056,367,247)
---------------------------------------------------------------------------

                                               Year ended October 31, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                115,563,035     $ 2,422,650,068
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               61,707,277       1,243,784,059
---------------------------------------------------------------------------
                                           177,270,312       3,666,434,127

Shares
repurchased                               (243,507,803)     (5,109,609,378)
---------------------------------------------------------------------------
Net decrease                               (66,237,491)    $(1,443,175,251)
---------------------------------------------------------------------------

                                           Six months ended April 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,010,600         $54,925,644
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  118,722           2,238,663
---------------------------------------------------------------------------
                                             3,129,322          57,164,307

Shares
repurchased                                   (506,695)         (9,044,524)
---------------------------------------------------------------------------
Net increase                                 2,622,627         $48,119,783
---------------------------------------------------------------------------

                                               Year ended October 31, 1999
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,041,882         $21,608,231
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,718              36,452
---------------------------------------------------------------------------
                                             1,043,600          21,644,683

Shares
repurchased                                    (21,240)           (434,423)
---------------------------------------------------------------------------
Net increase                                 1,022,360         $21,210,260
---------------------------------------------------------------------------

                                           Six months ended April 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,645,966        $ 48,536,533
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,052,315          38,724,314
---------------------------------------------------------------------------
                                             4,698,281          87,260,847

Shares
repurchased                                 (6,592,817)       (118,878,786)
---------------------------------------------------------------------------
Net decrease                                (1,894,536)       $(31,617,939)
---------------------------------------------------------------------------

                                               Year ended October 31, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,770,379        $122,436,027
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,835,656          37,303,941
---------------------------------------------------------------------------
                                             7,606,035         159,739,968

Shares
repurchased                                 (5,481,217)       (115,924,230)
---------------------------------------------------------------------------
Net increase                                 2,124,818        $ 43,815,738
---------------------------------------------------------------------------

                                           Six months ended April 30, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 10,779,275       $ 197,979,708
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                7,670,746         145,475,103
---------------------------------------------------------------------------
                                            18,450,021         343,454,811

Shares
repurchased                                (24,859,875)       (455,123,437)
---------------------------------------------------------------------------
Net decrease                                (6,409,854)      $(111,668,626)
---------------------------------------------------------------------------

                                               Year ended October 31, 1999
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 51,398,815      $1,091,200,456
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                4,280,659          88,151,867
---------------------------------------------------------------------------
                                            55,679,474       1,179,352,323

Shares
repurchased                                (16,172,735)       (341,204,110)
---------------------------------------------------------------------------
Net increase                                39,506,739      $  838,148,213
---------------------------------------------------------------------------

Note 5
Transactions with Affiliated Issuers

Transactions during the six months ended April 30, 2000 with companies in which the fund owned at least 5% of the voting securities were as follows:

                     Purchase           Sales      Dividend          Market
Affiliates               cost            cost        Income           Value
---------------------------------------------------------------------------
Name of affiliate
---------------------------------------------------------------------------
Rite Aid Corp.             --     $85,072,660            --     $14,848,000


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Capital Opportunities Fund

Europe Growth Fund

Global Equity Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Century Growth Fund

New Opportunities Fund

OTC & Emerging Growth Fund

Research Fund

Tax Smart Equity Fund

Vista Fund

Voyager Fund

Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Small Cap Value Fund

Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund **

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

* Formerly Putnam Diversified Income Trust II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminv.com.


FUND INFORMATION

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Thomas V. Reilly
Vice President

Debroah F. Kuenstner
Vice President

David L. King
Vice President and Fund Manager

Hugh H. Mullin
Vice President and Fund Manager

Sheldon N. Simon
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of The Putnam Fund for Growth and Income. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


SA022-61438  002/881/427/511  6/00



PUTNAM INVESTMENTS                                     [SCALE LOGO OMITTED]
---------------------------------------------------------------------------
The Putnam Fund for Growth and Income
Supplement to Semiannual Report dated 4/30/00

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the semiannual report.

ANNUAL RESULTS AT A GLANCE
---------------------------------------------------------------------------
Total return:                              NAV

Six months ended 4/30/00                 -4.56%
1 year                                   -8.91
5 years                                 112.75
Annual average                           16.30
10 years                                284.72
Annual average                           14.42
Life of class (since 11/6/57)
Annual average                           13.50
---------------------------------------------------------------------------
Share value:                               NAV

10/31/99                                 $21.14
4/30/00                                  $18.38
---------------------------------------------------------------------------
                                        Capital gains
Distributions:     No.    Income    Short-term    Long-term       Total
9/30/99-3/31/00     2     $0.205      $0.319        $1.318       $1.842
---------------------------------------------------------------------------
Please note that past performance does not indicate future results.
Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Performance data reflects an expense limitation previously in effect. Without the expense limitation, total returns would have been lower. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.